UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 4, 2023
(Date of earliest event reported)
LABORATORY CORPORATION OF AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington,	North Carolina	27215
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class            Trading Symbol            Name of exchange on which registered
Common Stock , $0.10 par value        LH                New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 5, 2023, Laboratory Corporation of America® Holdings (“Labcorp”) announced that Thomas (Tom) Pike will join Labcorp as president and chief executive officer of its Drug Development Clinical Development business unit effective January 9, 2023 (the “Effective Date”), and, upon completion of the previously announced planned spin-off of Labcorp’s Clinical Development business, Mr. Pike will become chief executive officer and chairman of the Board of Directors of the spun-off company. Mr. Pike will report to Labcorp’s President, CEO and Chairman of the Board of Directors as of the Effective Date until completion of the spin-off.

On January 4, 2023, Paul Kirchgraber, EVP and CEO of Labcorp’s Drug Development business segment informed Labcorp that he intends to depart Labcorp upon the completion of the planned spin-off in order to pursue other opportunities. Until completion of the planned spin-off, Labcorp expects that Dr. Kirchgraber will continue to lead the Company’s Early Development, Central Laboratories and Global Oncology businesses within the Drug Development business segment and that, in connection with the appointment of Mr. Pike, effective as of the Effective Date, Dr. Kirchgraber will no longer lead the Drug Development Clinical Development business unit.

Item 7.01	Regulation FD Disclosure
On January 5, 2023, Labcorp issued a press release announcing Mr. Pike’s appointment. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Exhibit Name
Exhibit 99.1	Press release dated January 5, 2023 issued by Labcorp
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ SANDRA VAN DER VAART
Sandra van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary

January 5, 2023